                                            Exhibit 10A
                                            -----------
May 8, 1997

Mr. Paul Liska
1048 Ashland Avenue
River Forest, IL 60305

Dear Paul:

The purpose of this letter is outline your compensation package for your employment in the position of Executive Vice President, Chief Financial Officer for
The St. Paul Companies, Inc., reporting to Doug
Leatherdale, Chairman, CEO and President, effective beginning employment with the Company. The following sets forth the terms originally set forth in the letter of December 26, 1996 as subsequently modified:

 Up Front Bonus                      A one time payment
 --------------                      of $400,000, minus
                                     applicable taxes to be paid
                                     upon starting employment
                                     with The St. Paul.


 Special Stock Option Grant          You will participate in a
 --------------------------           special one time stock option
                                     grant of 120,000 options with
                                     strike prices of $58.75 which
                                     expire December 2, 2001.
                                     These options have time and
                                     performance conditions.  In
                                     order for these to vest, you
                                     must be here until December 2,
                                     2000.  In addition the 20 day
                                     average of our stock price
                                     must reach $100 per share in
                                     order for 50% of the grant to
                                     vest.  If the 20 day average
                                     of our stock price reaches
                                     $110 an additional 50% will
                                     vest.  At a stock price of
                                     $110, this grant when vested
                                     would be worth $6.2M.

 Salary                              $600,000 per annum,
 ------                              to be reviewed in 1998 and
                                     annually thereafter.  Annual
                                     salary change date is March
                                     for all officers.

 Annual Award Incentive              The annual target award
 ----------------------              opportunity for this position
                                     is 60% of base salary.  Awards
                                     are based solely on corporate
                                     earnings for our top
                                     executives.  Upon annual Board
                                     approval, an over-performance
                                     incentive may be granted,
                                     thereby increasing the maximum
                                     award potential to 90% of base
                                     salary.

                                     We will guarantee your
                                     first annual award payment of
                                     $300,000 to be paid, minus
                                     applicable federal and state
                                     income taxes, in February
                                     1997.

 Stock Options                       You will
 -------------                       participate in the annual
                                     program starting in 1997.
                                     Upon Board approval, you will
                                     be awarded 40,000 options in
                                     February 1997.  Based on our
                                     average stock growth of 10.79
                                     since 1986, and assuming
                                     40,000 annual stock options
                                     through the year 2005, the
                                     future value for the program
                                     is approximately $60M.  This
                                     is estimated and is only
                                     intended to illustrate the
                                     financial value of this
                                     component of our Executive
                                     Compensation Package.

 Restricted Stock                    Your
 ----------------                    award, upon board approval, at
                                     no cost to you except
                                     applicable taxes, is 15,000
                                     shares of The St. Paul
                                     Companies stock.  Vesting is
                                     over four years at 3,750
                                     shares per year on the
                                     anniversary of your employment
                                     date.

                                     You will also participate
                                     in our executive stock
                                     purchase program which
                                     provides, at no cost to you
                                     except taxes, a 15% stock tip
                                     upon purchase of company
                                     stock.  You become eligible
                                     for this program upon
                                     achieving 3X your annual
                                     salary in direct St. Paul
                                     Companies stock ownership.

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 Tax/Financial Counseling            You
 ------------------------            are eligible for executive
                                     tax/financial counseling
                                     service, which is worth
                                     $15,000 for the first year and
                                     $12,500 per year thereafter.

 Physical Exam                       You are
 -------------                       eligible for an annual
                                     executive physical exam to be
                                     administered, at your choice,
                                     by Mayo Clinic, Rochester, MN
                                     or Park Nicollet Clinic,
                                     Minneapolis, MN.

 Executive Benefits                  You are
 ------------------                  eligible for executive
                                     benefits that supplement our
                                     qualified benefit plans such
                                     as the retirement plan and the
                                     401(K).  This involves a
                                     Benefit Equalization Plan for
                                     highly compensated employees
                                     which contains an Executive
                                     Retirement Plan and an
                                     Executive Savings Plan.
                                     Details will be provided to
                                     you upon starting with the
                                     company.

 Other Considerations                Within the next three years,
 --------------------                if you are terminated from The
                                     St. Paul Companies, for any
                                     reason other than malfeasance,
                                     you will be paid three times
                                     your normal annual cash
                                     compensation.  This
                                     compensation is consistent
                                     with the current St. Paul
                                     Companies change of control
                                     protection.

 Long Term Cash Incentive            In
 ------------------------            addition you will be paid: i)
                                     $255,000, if you are employed
                                     by the company after December 2,
                                     2000 and after the 20-day
                                     average price of a share of
                                     stock exceeds $100 per share
                                     (if the price target is met
                                     before December 3, 2001); and
                                     ii) an additional $255,000, if
                                     you are employed by the
                                     company after December 2, 2000
                                     and after the 20-day average
                                     price of a share of stock
                                     exceeds $110 per share (if the
                                     price target is met before
                                     December 3, 2001).   These
                                     amounts will automatically be
                                     paid to you as soon as
                                     administratively possible
                                     after the vesting conditions
                                     are met.


If you are in agreement that the terms of this letter reflect the terms of your employment with the company as ultimately agreed to, please indicate your acceptance by signing below.


Sincerely yours,



/s/ Greg A. Lee
------------------
Greg A. Lee
Sr. Vice President
Human Resources


Accepted

/s/ Paul J. Liska
------------------

GAL/ala
Attachments
cc: Doug Leatherdale